Exhibit 10.2

NEITHER THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

CERTIFICATE OF DESIGNATION

OF

SERIES A CONVERTIBLE PREFERRED STOCK

OF

SINO-GLOBAL SHIPPING AMERICA, LTD.

I, Lei Cao, hereby certify that I am the Chief Executive Officer of Sino-Global Shipping America, Ltd., a Virginia corporation (the “Corporation”), and further do hereby certify:

That pursuant to the authority expressly conferred upon the Board of Directors of the Company (the “Board”), the Board on October 29, 2020, adopted the following resolutions creating a series of 860,000 shares of preferred stock, no par value per share (“Preferred Stock”), designated as Series A Convertible Preferred Stock, none of which shares have been issued:

RESOLVED, that the Board designates the Series A Convertible Preferred Stock and the number of shares constituting such series, and fixes the rights, powers, preferences, privileges and restrictions relating to such series in addition to any set forth in the Certificate of Incorporation as follows:

1. Designation and Number.

1.1 A series of Preferred Stock, designated as Series A Convertible Preferred Stock (“Series A Preferred Stock”), is hereby established. The number of authorized shares of Series A Preferred Stock shall initially be Eighty Hundred Sixty Thousand (860,000) shares, and the stated value amount per share of Series A Preferred Stock shall be no par value (the “Stated Value”).

1.2 The Series A Preferred Stock is being issued pursuant to the terms of a securities purchase agreement among the Corporation and those purchasers who are signatory thereto (the “Purchase Agreement”).

1.3 As used in this Certificate, the term “Holder” shall mean one or more holders of shares of Series A Preferred Stock.

2. Rank. All shares of the Series A Preferred Stock shall rank (i) senior to the Corporation’s common stock, no par value per share, of the Corporation (the “Common Stock”) and any other class of securities which is specifically designated as junior to the Series A Preferred Stock (collectively, with the Common Stock, the “Junior Securities”); (ii) senior to or pari passu with any other class or series of Preferred Stock of the Corporation hereafter created specifically ranking, by its terms, on parity with the Series A Preferred Stock (the “Pari Passu Securities”); and (iii) junior to any class or series of capital stock of the Corporation hereafter created specifically ranking, by its terms, senior to the Series A Preferred Stock (collectively, the “Senior Securities”), in each case as to distribution of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary.

3. Dividends. Except as otherwise set forth in this Section 3, the Series A Preferred Stock shall not pay a fixed or other dividend. The holders of the Series A Preferred Stock shall, however, be entitled to receive dividends when, as, and if declared by the Board, in an amount which shall be paid pro rata on the Common Stock and the Series A Preferred Stock, on an equal priority, pari passu basis, according to the number of shares of Common Stock held by the stockholders, where each holder of Series A Preferred Stock is to be treated for this purpose as holding (in lieu of such shares of Series A Preferred Stock) the greatest whole number of shares of Common Stock then issuable upon conversion in full of such shares of Series A Preferred Stock. The right to dividends on shares of Series A Preferred Stock shall not be cumulative, and no right shall accrue to holders of Series A Preferred Stock by reason of the fact that dividends on said shares are not declared in any period, nor shall any undeclared or unpaid dividend bear or accrue interest.

4. Liquidation Preference. In the event of a merger, Sale Transaction (as hereinafter defined), any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, then, either (i) after any distribution or payment on Senior Securities, (ii) simultaneous with any distribution or payment on Pari Passu Securities, and (iii) before any distribution or payment shall be made to the Holders of the Common Stock or any other Junior Securities, each Holder of Series A Preferred Stock then outstanding shall be entitled to be paid, out of the assets of the Corporation available for distribution to its stockholders, an amount (the “Liquidation Preference”) equal to (i) aggregate number of shares of Series A Preferred Stock then outstanding multiplied by its Stated Value per share; and (ii) any accrued but unpaid Dividends. If the assets of the Corporation are not sufficient to generate cash sufficient to pay in full the Liquidation Preference, then the Holders of Series A Preferred Stock shall share ratably (together with holders of any Pari Passu Securities) in any distribution of cash generated by such assets in accordance with the respective amounts that would have been payable in such distribution as if the amounts to which the Holders of outstanding shares of Series A Preferred Stock are entitled were paid in full. A “Sale Transaction” shall mean (i) the acquisition of this Corporation by another entity by means of any reorganization, merger or consolidation (but excluding any reorganization, merger or consolidation effected exclusively for the purpose of changing the domicile of the Corporation), or any transaction or series of related transactions in which the Corporation’s stockholder of record as constituted immediately prior to such transaction or series of related transactions will, immediately after such transaction or series of related transactions (by virtue of securities issued in such transaction or series of related transactions) fail to hold at least 50% of the voting power of the resulting or surviving corporation following such transaction or series of related transactions; (B) a sale of all or substantially all of the assets or stock of this Corporation; or (C) the grant of an exclusive license to all or substantially all of the Corporation’s intellectual property that is used to generate all or substantially all of the Corporation’s revenues.

5. Voting Rights. The Holders of the Series A Preferred Stock shall vote together as a separate class on all matters which impact the rights, value, or ranking of the Series A Preferred Stock, as provided herein. The Holders of the Series A Preferred Stock shall have the right to one vote for each share of Common Stock into which such Series A Preferred Stock could then be converted, and with respect to such vote, such holder shall have full voting rights and powers equal to the voting rights and powers of the holders of Common Stock, and shall be entitled, notwithstanding any provision hereof, to notice of any stockholders’ meeting in accordance with the by-laws of the Corporation, and shall be entitled to vote, together with holders of Common Stock, with respect to any question upon which holders of Common Stock have the right to vote. Fractional votes shall not, however, be permitted and any fractional voting rights available on an as-converted basis (after aggregating all shares into which shares of Series A Preferred Stock held by each holder could then be converted) shall be rounded to the nearest whole number (with one-half being rounded upward).

6. Conversion.

6.1 Conversion Ratio. Each full share of Series A Preferred Stock shall be convertible into one (1) share of Common Stock, subject to adjustments as set forth herein (the “Optional Conversion Ratio”).

6.2. Optional Conversion. Holders of shares of Series A Preferred Stock may at their option convert all or any portion of their shares of Series A Preferred Stock into Common Stock of the Corporation at any time or from time to time (an “Optional Conversion”). In the event of an Optional Conversion, shares of Series A Preferred Stock so converted shall convert at the Optional Conversion Ratio. In order to effect an Optional Conversion, a Holder of shares of Series A Preferred Stock shall: (i) email (or otherwise deliver) a copy of the fully executed Notice of Conversion to the Corporation (Attention: Secretary) in the form attached hereto as Exhibit 1 and (ii) surrender or cause to be surrendered the original certificates representing the Series A Preferred Stock being converted (the “Series A Preferred Stock Certificates”), duly endorsed, along with a copy of the Notice of Conversion as soon as practicable thereafter to the Corporation. Upon receipt by the Corporation of a facsimile copy of a Notice of Conversion from a Holder, the Corporation shall promptly send, via email, a confirmation to such Holder stating that the Notice of Conversion has been received, the date upon which the Corporation expects to deliver the Common Stock issuable upon such conversion and the name and telephone number of a contact person at the Corporation regarding the conversion. The Corporation shall not be obligated to issue shares of Common Stock upon a conversion unless either the Series A Preferred Stock Certificates are delivered to the Corporation as provided above, or the Holder notifies the Corporation that such Series A Preferred Stock Certificates have been lost, stolen or destroyed and delivers the documentation to the Corporation required by Section 11.2(b) hereof.

6.3 Automatic Conversion.

(a) Notwithstanding anything to the contrary contained in this Certificate, express or implied, all, and not less than all, of the then issued and outstanding shares of Series A Preferred Stock shall automatically, and without any further action on the part of the Corporation or the Holder, be converted into Common Stock immediately following the occurrence of a “Conversion Event.” As used herein, the term “Conversion Event” shall mean either (i) the stockholders’ equity of the Company exceeds $2,500,000 as evidenced by the Company’s public filings with the Securities and Exchange Commission and would continue to exceed $2,500,000 after giving pro forma effect to such conversion; or (ii) the consent of the holders of at least a majority of the then outstanding shares of Series A Preferred Stock, provided in such case that either (a) stockholders’ equity would exceed $2,500,000 after giving pro forma effect to such conversion or (b) the Company consents to such conversion (“Conversion Consent”).

(b) Immediately following a Conversion Event, 100% of the then issued and outstanding shares of Series A Preferred Stock shall automatically be converted at the then current Optional Conversion Ratio.

6.4 Adjustment for Reclassification, Exchange, and Substitution. If at any time or from time to time after the date upon which the first share of Series A Preferred Stock was issued by the Corporation (the “ Original Issue Date”), the shares of Common Stock issuable upon the conversion of the Series A Preferred Stock shall be changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification, reorganization, merger, exchange, consolidation, sale of assets or otherwise, then, in any such event, each holder of Series A Preferred Stock shall have the right thereafter to convert such stock into the kind and amount of stock and other securities and property receivable upon such recapitalization, reclassification, reorganization, merger, exchange, consolidation, sale of assets or other change by a holder of the number of shares of Common Stock into which such shares of Series A Preferred Stock could have been converted immediately prior to such recapitalization, reclassification, reorganization, merger, exchange, consolidation, sale of assets or other change, or with respect to such other securities or property by the terms thereof.

6.5. Adjustment Upon Common Stock Event. In the event that a Common Stock Event occurs at any time or from time to time after the Original Issue Date, the aggregate number of shares of Common Stock into which the Series A Preferred Stock may be converted (the “Conversion Shares”) in effect immediately prior to such event shall, simultaneously with the occurrence of such Common Stock Event, shall be proportionately decreased or increased, as appropriate. The Conversion Shares shall be readjusted in the same manner upon the happening of each subsequent Common Stock Event. As used herein, the term “Common Stock Event” shall mean: (a) the declaration or payment of any dividend or other distribution on the Common Stock, without consideration, payable to one or more stockholders in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive, directly or indirectly, additional shares of Common Stock; (b) a subdivision (by stock split, reclassification or otherwise) of the outstanding shares of Common Stock into a greater number of shares of Common Stock; or (c) a combination or consolidation (by reverse stock split) of the outstanding shares of Common Stock into a smaller number of shares of Common Stock.

6.6 Reservation of Stock Issuable Upon Conversion. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series A Preferred Stock such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series A Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series A Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose, including, without limitation, engaging in best efforts to obtain the requisite stockholder approval of any necessary amendment to the Corporation’s Articles of Incorporation.

6.7 Fractional Shares. No fractional share shall be issued upon the conversion of any share or shares of Series A Preferred Stock. If the issuance would result in the issuance of a fraction of a share of Common Stock, the Company shall round such fraction of a share of Common Stock up to the nearest whole share.

7. Redemption. The Series A Preferred Stock is not redeemable.

8. Notice. Except as may otherwise be provided for herein, any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto at or prior to 5:30 p.m. (New York City time) on a Business Day, (b) the next Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a Business Day or later than 5:30 p.m. (New York City time) on any Business Day, (c) the second (2nd) Business Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given. Such notice shall be addressed: (1) if to the Corporation, to the attention of its corporate secretary or to an agent of the Corporation designated as permitted by the Corporation’s Articles of Incorporation, as amended; (2) if to any holder of Series A Preferred Stock, to such holder at the address of such holder as listed in the stock record books of the Corporation (which may include the records of the Corporation’s transfer agent); or (3) to such other address as the Corporation or holder, as the case may be, shall have designated by notice similarly given.

9. Amendment. This Certificate of Designation or any provision hereof may be amended by obtaining the affirmative vote at a meeting duly called for such purpose, or written consent without a meeting in accordance with the Virginia Stock Corporation Act, of a majority of the outstanding Series A Preferred Stock, voting separate as a single class, and with such other stockholder approval, if any, as may then be required pursuant to the Virginia Stock Corporation Act, and the Articles of Incorporation.

10. Protective Provisions. So long as any shares of Series A Preferred Stock are outstanding, the Corporation shall not, nor shall it permit any of its subsidiaries to, take any of the following corporate actions (whether by merger, consolidation or otherwise) without first obtaining the approval (by vote or written consent) of the Holders of a majority of the then issued and outstanding Series A Preferred Stock (the “Majority Holders”):

10.1 alter or change the rights, preferences or privileges of the Series A Preferred Stock, including by way of an amendment to the Corporation’s Articles of Incorporation, or increase the authorized number of shares of Series A Preferred Stock;

10.2 issue any shares of Series A Preferred Stock other than pursuant to the Purchase Agreement;

10.3 increase or decrease the authorized number of Series A Preferred Stock;

10.4 authorize or designate any new class or series of stock or any other securities convertible into equity securities of the Corporation ranking on a parity with or senior to the Series A Preferred Stock in right of redemption, liquidation preference, voting or dividend rights if the highest price per share payable by purchasers of such securities is less than the Stated Value;

10.5 changes the number of directors from the current number;

10.6 redeem, purchase or otherwise acquire (or pay into or set aside for a sinking fund for such purpose) any share or shares of Series A Preferred Stock or Common Stock;

10.7 approve any merger, asset sale, liquidation or other corporate reorganization or acquisition.

Notwithstanding the foregoing, no change pursuant to this Section 10 shall be effective to the extent that, by its terms, it applies to less than all of the Holders of shares of Series A Preferred Stock then outstanding.

11. Miscellaneous.

11.1 Cancellation of Series A Preferred Stock If any shares of Series A Preferred Stock are converted pursuant to this Series A Certificate of Designations, the shares so converted or redeemed shall be canceled, shall return to the status of authorized, but unissued Series A Preferred Stock of no designated series, and shall not be issuable by the Corporation as Series A Preferred Stock.

11.2. Lost or Stolen Certificates. Upon receipt by the Corporation of (i) evidence of the lost, theft, destruction or mutilation of any Series A Preferred Stock Certificate(s) and (ii) (y) in the case of loss, theft or destruction, indemnity (without any bond or other security) reasonably satisfactory to the Corporation, or (z) in the case of mutilation, the Series A Preferred Stock Certificate(s) (surrendered for cancellation), the Corporation shall execute and deliver new Series A Preferred Stock Certificate(s) of like tenor and date. However, the Corporation shall not be obligated to reissue such lost, stolen, destroyed or mutilated Series A Preferred Stock Certificate(s) if the Holder contemporaneously requests the Corporation to convert such Series A Preferred Stock.

11.3 Waiver Notwithstanding any provision in this Certificate of Designation to the contrary, any provision contained herein and any right of the Holders of Series A Preferred Stock granted hereunder may be waived as to all shares of Series A Preferred Stock (and the Holders thereof) upon the written consent of the Majority Holders, unless a higher percentage is required by applicable law, in which case the written consent of the Holders of not less than such higher percentage of shares of Series A Preferred Stock shall be required.

IN WITNESS WHEREOF, this Certificate of Designation is executed on behalf of the Corporation this 2nd day of November, 2020.

SINO-GLOBAL SHIPPING AMERICA, LTD

By:
	Name:	Lei Cao
	Title:	Chief Executive Officer

EXHIBIT 1

SINO-GLOBAL SHIPPING AMERICA, LTD.

CONVERSION NOTICE

Reference is made to the Certificate of Designation of the Series A Convertible Preferred Stock of Sino-Global Shipping America, Ltd. (the “Certificate of Designation”). In accordance with and pursuant to the Certificate of Designation, the undersigned hereby elects to convert the number of shares of Series A Convertible Preferred Stock, no par value per share (the “Series A Preferred Stock”), of Sino-Global Shipping America, Ltd, a Virginia corporation (the “Company”), indicated below into shares of common stock, no value per share (the “Common Stock”), of the Company, as of the date specified below.

Date of Conversion: ________________________________________________________________________________________________

Number of shares of Series A Preferred Stock to be converted: ______________________________________________________________

Share certificate no(s). of Series A Preferred Stock to be converted: __________________________________________________________

Tax ID Number (If applicable): _______________________________________________________________________________________

Conversion Price: _________________________________________________________________________________

Number of shares of Common Stock to be issued: ________________________________________________________________________

Please issue the shares of Common Stock into which the shares of Series A Preferred Stock are being converted in the following name and to the following address:

Issue to: _______________________________________________

   _______________________________________________

Address: _______________________________________________

Telephone Number: ______________________________________

Facsimile Number: _______________________________________

Holder: ________________________________________________

By: _____________________________________

Title: ___________________________________

Dated: __________________________________

Account Number (if electronic book entry transfer): ______________________________________________________________________

Transaction Code Number (if electronic book entry transfer): _______________________________________________________________